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                                                                   Exhibit 10.30

                                      COPE
                                      ----
                            DATA STORAGE CONSULTANTS


LOAN AGREEMENT
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Between

COPE Holding AG
Grundstrasse 14
6343 Rotkreuz

And

Marco Schaerer
Theaterstrasse 3
6003 Lucerne


Rotkreuz, October 12, 1999


1. Schaerer shall grant a term loan to COPE Holding AG by December 30, 1999. The loan shall be used for the repurchase of COPE, Inc., shares.
2. The amount of the loan is Fr. 1,000,000.00 (one million francs).
3. As interest, Schaerer shall receive a total of 1,000 shares of COPE, Inc., on December 30, 1999. They are freely transferable. If Schaerer elects to extend the loan, then another tranche of 1,000 shares of COPE, Inc., shall be due as interest each quarter.
4. As additional security, Adrian Knapp both personally and jointly and severally guarantees the repayment of the loan, including interest, by March 31, 2000, at the latest.

Signed in agreement with the above stipulations:



                                       [signatures]
Marco Schaerer                         COPE Holding AG
                                       Markus Bernhard/Adrian Knapp


[signature]
Adrian Knapp (as joint and several debtor)